Property and Equipment,Net	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Property and Equipment,Net
5.
PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following:

	As of December 31,
	2021	2022
	RMB	RMB
Electronic equipment	183,893	101,947
Software	18,804	18,656
Leasehold improvement	40,697	13,914
Furniture and office equipment	11,832	3,777
Total	255,226	138,294
Less: accumulated depreciation	(127,986)	(88,491)
Less: accumulated impairment loss	(57,429)	(17,508)
	69,811	32,295

Depreciation expenses were RMB39,700, RMB64,756 and RMB24,728 for the years ended December 31, 2020, 2021 and 2022, respectively. During the year ended December 31, 2021, RMB91,016 impairment loss was recorded in relation to the leasehold improvements of selected office spaces and electronic equipment while the Group exited the Online K-12 tutoring services. The Group had disposed certain impaired property and equipment for the years ended December 31, 2021 and 2022.